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                                                                       EXHIBIT 7

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

Cinram International Inc. (the "Company") is filing with the U.S. Securities and Exchange Commission on the date hereof, its annual report on Form 40-F for the fiscal year ended December 31, 2004 (the "Report").

I, Isidore Philosophe, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         a) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

         b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 30, 2005


/s/  Isidore Philosophe
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Name:  Isidore Philosophe
Title: Chief Executive Officer